Exhibit 99.2

2 *Business to Business to Consumer

* Direct to Consumer

* Non - GAAP OPEX – excluding stock - based compensation, earn - out revaluation, amortization of acquisition related expenses and depreciation ** Non - GAAP Operating Loss – excluding stock - based compensation, earn - out revaluation, amortization of acquisition related expenses and depreciation *** Burn rate presents cash used in operating activities A reconciliation of GAAP to non - GAAP measures has been provided in the financial statement tables included at the end of this presentation

$ 22.2 $ 19.8 $ 18.5 $16.4 $14.9 $13.4 $6.0 $12.0 $10.0 $8.0 $14.0 $16.0 $18.0 $20.0 $22.0 $ 2 4.0 Q 4/21 Q 1/22 Q 2/22 OPEX and Non - GAAP OPEX in $M GAAP Opex Non GAAP Opex • • • * excluding stock - based compensation, earn - out revaluation, amortization of acquisition related expenses and depreciation A reconciliation of GAAP to non - GAAP measures has been provided in the financial statement tables included at the end of this presentation

• • • 1 9 .3 36.0 3 9 .3 5 0 .2 10 0 20 3 3 .2 30 40 50 60 2 0 20 Gross Profit 2021 H1 2022 Gross Profit (Non - GAAP) Exc. Acq. Releated amortizations

$ 3.4 $ 4.1 $ 8.8 $ 11.7 $ 14.2 H1/20 H2/20 H1/21 H2/21 H1/22 2020 2021 2022 • • • • •

* When customer base is fully converted. Dario’s calculation based on assumption of lives on platform and percentage that buy up to higher levels of services

• • • 60 40 20 0 80 100 140 120 •

•

• • • • •

Dec. 31, 21 Mar. 31, 22 Jun. 30, 22 Operating expenses 22 , 213 19 , 857 18 , 493 Less: Stock based compensation 6 , 279 5 , 320 3 , 604 Depreciation 49 48 57 Amortization of Acquired Brand 12 31 31 Earn - out revaluation - 503 - 452 1 , 39 1 Non GAAP operating expenses 16 , 376 14 , 91 0 13 , 41 0 Non - GAAP Financial Measures The Company has provided in this presentation, financial information that has not been prepared in accordance with GAAP. These non - GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. The Company is using these non - GAAP financial measures internally in analyzing its financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial results with peer companies, many of which present similar non - GAAP financial measures to investors. Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non - GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables below Quarter ended

Dec. 31, 21 Mar. 31, 22 Jun. 30, 22 Operating loss 21 , 665 15 , 872 17 , 355 Less: Inventory step up amortization 155 Amortization of Acquired Technology 627 932 1 , 094 Stock based compensation 6 , 300 5 , 343 3 , 629 Depreciation 81 70 84 Amortization of Acquired Brand 12 31 31 Earn - out revaluation - 503 - 452 1 , 39 1 Non GAAP operating expenses 14 , 99 9 , 94 11 , 12 Non - GAAP Financial Measures The Company has provided in this presentation, financial information that has not been prepared in accordance with GAAP. These non - GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. The Company is using these non - GAAP financial measures internally in analyzing its financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial results with peer companies, many of which present similar non - GAAP financial measures to investors. Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non - GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables below Quarter ended